UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2024

Central Index Key Number of the issuing entity: 0002041680

BANK5 2024-5YR11

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-259741-10	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                      ☐

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Item 8.01. Other Events.

On November 20, 2024 (the “Closing Date”), Morgan Stanley Capital I Inc. (the “Registrant”) is expected to cause the issuance of the BANK5 2024-5YR11, Commercial Mortgage Pass-Through Certificates, Series 2024-5YR11 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of November 1, 2024 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-3, Class A-3-1, Class A-3-2, Class A-3-X1, Class A-3-X2, Class X-A, Class X-B, Class A-S, Class A-S-1, Class A-S-2, Class A-S-X1, Class A-S-X2, Class B, Class B-1, Class B-2, Class B-X1, Class B-X2, Class C, Class C-1, Class C-2, Class C-X1 and Class C-X2 Certificates (collectively, the “Publicly Offered Certificates”), and (ii) the Class X-D, Class X-F, Class X-G, Class X-J, Class D, Class E, Class F, Class G, Class J, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).

The Publicly Offered Certificates and the Privately Offered Certificates, (together with the REMIC regular interests issued pursuant to the Pooling and Servicing Agreement and collectively designated the “VRR Interest”) will represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on the Closing Date under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of 33 commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans will be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of November 4, 2024, between the Registrant and MSMCH; certain of the Mortgage Loans will be acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of November 4, 2024, between the Registrant and JPMCB; certain of the Mortgage Loans will be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of November 4, 2024, between the Registrant and BANA; and certain of the Mortgage Loans will be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of November 4, 2024, between the Registrant and Wells Fargo.

The assets of the Issuing Entity will include several Mortgage Loans, each of which is a part of a Whole Loan. Each Whole Loan will be governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
Bay Plaza Community Center	Exhibit 4.2(1)	Exhibit 99.5
Gateway Center North	N/A	Exhibit 99.6
Queens Center	N/A(2)	Exhibit 99.7
Sunbelt MHC Portfolio	N/A	Exhibit 99.8
Atrium Hotel Portfolio 24 Pack	Exhibit 4.3	Exhibit 99.9
Colony Square	Exhibit 4.4(3)	Exhibit 99.10
Atlanta Decorative Arts Center	Exhibit 4.5	Exhibit 99.11
(1)	Midland Loan Services, a Division of PNC Bank, National Association (“Midland”) will act as primary servicer of the Bay Plaza Community Center whole loan pursuant to a Primary Servicing Agreement, attached hereto as Exhibit 99.12 and dated
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as of October 1, 2024, between Wells Fargo, as master servicer under the applicable Non-Serviced PSA, and Midland, as primary servicer, pursuant to which Midland will perform certain servicing obligations of Wells Fargo under the applicable Non-Serviced PSA. See “Transaction Parties—The Primary Servicer and the Special Servicer—Summary of the Midland Primary Servicing Agreements” in the Prospectus.

(2)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the related lead servicing companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.
(3)	The subject Whole Loan will be serviced under the pooling and servicing agreement for the BMO 2024-5C7 securitization trust until the securitization of the related lead servicing companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

Wells Fargo Bank, National Association has appointed Midland Loan Services, a Division of PNC Bank, National Association as a primary servicer with respect to six (6) mortgage loans, representing approximately 28.6% of the initial pool balance, pursuant to that certain primary servicing agreement, dated as of November 1, 2024 and attached hereto as Exhibit 99.13, between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer, the terms of which agreement are described under “Transaction Parties—The Primary Servicer and the Special Servicer—Summary of the Midland Primary Servicing Agreements” in the Prospectus.

The funds that will be used by the Registrant to pay the purchase price for the Mortgage Loans will be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, BofA Securities, Inc., Wells Fargo Securities, LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of November 4, 2024, between the Registrant, the Underwriters, as underwriters, and MSMCH, (ii) the sale of the Privately Offered Certificates by the Registrant to Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, BofA Securities, Inc., Wells Fargo Securities, LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of November 4, 2024, between the Registrant, the Initial Purchasers, as initial purchasers, and MSMCH, and (iii) the transfer of the VRR Interest by the Registrant to Morgan Stanley Bank, N.A., JPMCB, BANA and Wells Fargo (in such capacity, the “Retaining Parties”), pursuant to a VRR Interest Transfer Agreement, dated as of November 4, 2024, between the Registrant and the Retaining Parties. Only the Publicly Offered Certificates will be offered to the public. The Privately Offered Certificates and the VRR Interest will be sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated November 5, 2024 and filed with the Securities and Exchange Commission on November 6, 2024. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The related registration statement (file no. 333-259741) was originally declared effective on November 3, 2021.

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Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

1.1	Underwriting Agreement, dated as of November 4, 2024, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, J.P. Morgan Securities LLC, BofA Securities, Inc., Wells Fargo Securities, LLC, Academy Securities, Inc., Drexel Hamilton, LLC and Siebert Williams Shank & Co., LLC.
4.1	Pooling and Servicing Agreement, dated as of November 1, 2024, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
4.2	Pooling and Servicing Agreement, dated as of October 1, 2024, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
4.3	Trust and Servicing Agreement, dated as of October 23, 2024, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor.
4.4	Pooling and Servicing Agreement, dated as of October 1, 2024, between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and trustee, and BellOak, LLC, as operating advisor and asset representations reviewer.
4.5	Pooling and Servicing Agreement, dated as of November 1, 2024, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 5, 2024.
99.1	Mortgage Loan Purchase Agreement, dated as of November 4, 2024, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC.
99.2	Mortgage Loan Purchase Agreement, dated as of November 4, 2024, between Morgan Stanley Capital I Inc. and JPMorgan Chase Bank, National Association.
99.3	Mortgage Loan Purchase Agreement, dated as of November 4, 2024, between Morgan Stanley Capital I Inc. and Bank of America, National Association.
99.4	Mortgage Loan Purchase Agreement, dated as of November 4, 2024, between Morgan Stanley Capital I Inc. and Wells Fargo Bank, National Association.
99.5	Co-Lender Agreement, dated as of September 19, 2024, by and among JPMorgan Chase Bank, National Association, as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder,
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initial note A-4 holder and initial note A-5 holder, relating to the Bay Plaza Community Center Whole Loan.
99.6	Agreement Among Note Holders, dated as of October 29, 2024, by and among Bank of America, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder, initial note A-6 holder and initial note A-7 holder, relating to the Gateway Center North Whole Loan.
99.7	Co-Lender Agreement, dated as of October 28, 2024, between German American Capital Corporation, as initial note A-1-1 holder, initial note A-1-2 holder, initial note A-1-3 holder, initial note A-1-4 holder, initial note A-1-5 holder and initial note A-1-6 holder, Goldman Sachs Bank USA, as initial note A-2-1 holder, initial note A-2-2 holder, initial note A-2-3 holder, initial note A-2-4 holder, initial note A-2-5 holder and initial note A-2-6 holder, JPMorgan Chase Bank, National Association, as initial note A-3-1 holder, initial note A-3-2 holder, initial note A-3-3 holder, initial note A-3-4 holder and initial note A-3-5 holder, Bank of Montreal, as initial note A-4-1 holder, initial note A-4-2 holder, initial note A-4-3 holder, initial note A-4-4 holder, initial note A-4-5 holder and initial note A-4-6 holder, and Morgan Stanley Bank, N.A., as initial note A-5-1 holder, initial note A-5-2 holder, initial note A-5-3 holder and initial note A-5-4 holder, relating to the Queens Center Whole Loan.
99.8	Agreement Between Note Holders, dated as of September 19, 2024, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder and initial note A-4 holder, and Morgan Stanley Mortgage Capital Holdings LLC, as initial agent, relating to the Sunbelt MHC Portfolio Whole Loan.
99.9	Co-Lender Agreement, dated as of October 7, 2024, by and among Goldman Sachs Bank USA, as initial note A-1-S1 holder, initial note A-1-C1 holder, initial note A-1-C2 holder, initial note A-1-C3 holder and initial note B-1 holder, and Wells Fargo Bank, National Association, as initial note A-2-S1 holder, initial note A-2-C1 holder, initial note A-2-C2 holder and initial note B-2 holder, relating to the Atrium Hotel Portfolio 24 Pack Whole Loan.
99.10	Co-Lender Agreement, dated as of October 2, 2024, by and among Bank of Montreal, as initial owner of note A-1, note A-2, note A-3, note A-4, note A-5, note A-16 and as initial agent, Goldman Sachs Bank USA, as initial owner of note A-6, note A-7, note A-8, note A-9 and note A-10, and German American Capital Corporation, as initial owner of note A-11, note A-12, note A-13, note A-14 and note A-15, relating to the Colony Square Whole Loan.
99.11	Agreement Between Note Holders, dated as of October 4, 2024, by and between Citi Real Estate Funding Inc., as initial note A-1 holder, and Wells Fargo Bank, National Association, as initial note A-2 holder, relating to the Atlanta Decorative Arts Center Whole Loan.
99.12	Primary Servicing Agreement, dated as of October 1, 2024, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.
99.13	Primary Servicing Agreement, dated as of November 1, 2024, by and between Wells Fargo Bank, National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name:	Jane Lam
Title:	President

Dated: November 6, 2024

BANK5 2024-5YR11 – Form 8-K